UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 26, 2017

TO THE SHAREHOLDERS OF UNITED BANCSHARES, INC.:

You are cordially invited to attend the Annual Meeting of the Shareholders of United Bancshares, Inc. to be held on April 26, 2017 at 10:30 a.m. at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio, for the purpose of considering and acting on the following:

1.

Election of directors to serve until the 2018 Annual Meeting;

2.

An Amendment to the Amended and Restated Articles of Incorporation of United Bancshares, Inc. to authorize 750,000 shares of preferred stock of United Bancshares, Inc.;

3.

Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation; and

4.

Transacting such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 7, 2017 will be entitled to vote at the meeting.  Your vote is important.  Please vote your proxy promptly so your shares can be represented, even if you plan to attend the 2017 Annual Meeting.  You may submit your proxy by telephone or by Internet as described in the following materials. Additionally, prior to the meeting, the Corporation will mail a proxy statement and proxy card to shareholders. If you don’t submit your proxy by telephone or by Internet, you must complete and sign the proxy card enclosed with those materials and return it in the envelope provided.

March ___, 2017

By Order of the Board of Directors

_______________________________

Heather M. Oatman, Secretary

PROXY STATEMENT

UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

ANNUAL MEETING OF SHAREHOLDERS

April 26, 2017

INTRODUCTION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of United Bancshares, Inc. (also referred to in this Proxy Statement as “United Bancshares” or the “Corporation”), for the 2017 Annual Meeting of Shareholders to be held at 10:30 a.m. on April 26, 2017 at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio (the “Annual Meeting”), or at any adjournments thereof.

The Annual Meeting has been called for the following purposes: (i) to elect the directors to serve on the Board of Directors until the 2018 Annual Meeting; (ii) to amend the Amended and Restated Articles of Incorporation of United Bancshares to authorize 750,000 shares of preferred stock of the Corporation; (iii) to ratify the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation; and (iv) to transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

Shares of United Bancshares common stock may be voted by Internet, by telephone or by using the proxy card mailed to shareholders prior to the Annual Meeting. To vote via the Internet, go to the website www.investorvote.com/UBOH and follow the instructions.  To vote via telephone, call 1-800-652-VOTE (8683) and follow the instructions.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

Under rules adopted by the Securities and Exchange Commission, we provide our shareholders with the choice of accessing the 2017 Annual Meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may submit a proxy for your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form, at no charge. The notice contains a 15-digit control number that you will need to submit a proxy for your shares. Please keep the notice for your reference through the meeting date.

We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on or about March __, 2017.

REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

Shares of United Bancshares, Inc. common stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time prior to vote of the proxy at the Annual Meeting.  Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies may be revoked (i) by written notice to the Secretary of United Bancshares (addressed to: United Bancshares, Inc., 100 South High Street, Columbus Grove, Ohio 45830, Attention: Secretary) prior to the time the proxy is voted; (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting; or (iii) in open meeting at any time before the proxy is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted (i) FOR the nominees for director set forth in this Proxy Statement, (ii) FOR the an amendment to the Corporation’s Amended and Restated Articles of Incorporation to authorize 750,000 shares of preferred stock of the Corporation and (iii) FOR the ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation.  The proxy confers discretionary authority on the proxy holder to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Annual Meeting, (iii) an adjournment of the meeting and (iv) any other business that may properly come before the meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The proxy is being solicited by United Bancshares and the cost of soliciting proxies will be borne by United Bancshares.  Proxies may be solicited by mail, telephone, electronic mail or facsimile by directors, officers and employees of United Bancshares who will receive no compensation in addition to their regular compensation.  United Bancshares may decide that it is appropriate to retain a proxy solicitation firm or agency to solicit proxies.  If a proxy solicitation firm or agency is retained, United Bancshares will bear the cost.

VOTING INFORMATION

Each share of United Bancshares, Inc. common stock outstanding on March 7, 2017, the record date of the Annual Meeting, is entitled to one vote on all matters coming before the meeting.  As of March 7, 2017, United Bancshares had __________ shares of common stock issued and outstanding.  Only shareholders of record on the books of the Corporation on March 7, 2017 will be entitled to vote at the Annual Meeting either in person or by proxy.  Pursuant to the Regulations of the Corporation, the shareholders present in person or by proxy at the Annual Meeting shall constitute a quorum.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending a Notice Regarding the Availability of Proxy Materials directly to you. As the holder of record, you have the right to submit your proxy, by telephone, by the Internet or by mail (proxy cards will be mailed on or about March 23, 2017), or to vote in person at the meeting. If you hold your shares in street name, your broker, bank, trustee, or other holder of record is sending a Notice Regarding the Availability of Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other nominee how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other nominee.

If the nominee does not receive instructions from you, the nominee will be entitled to vote the shares on certain routine items.  However, the nominee is not entitled to vote the shares (absent instructions from the beneficial owner) with respect to non-routine matters, such as amendments to organizational documents, executive compensation proposals, and the election of directors.  When the nominee does not receive instructions from a beneficial owner concerning a non-routine matter, over which the nominee has no voting discretion, a “broker non-vote” occurs.  Shares treated as broker non-votes are included for purposes of determining whether a quorum exists, however, such shares will not be counted as being in favor of or against any proposal placed before the shareholders at the Annual Meeting.

How to Vote

The Notice Regarding the Availability of Proxy Materials that most of our shareholders will receive will have information about submitting your proxy online but is not permitted to include a telephonic voting number because that would enable a shareholder to vote without accessing the proxy materials online. The telephonic voting number will be on the website where the proxy materials can be found. For more information about submitting your proxy by telephone, please see the next two sections.

Your Vote is Important.    We encourage you to submit your proxy promptly. Internet and telephone proxy submission is available through 1:00 a.m. Eastern time on Monday, April 24, 2017, for shares held in the United Bancshares, Inc. Restated Employee Stock Ownership Plan and through 1:00 a.m. Eastern time on Wednesday, April 26, 2017, for all other shares. You may submit your proxy or vote in one of the following ways:

Submit Your Proxy By Telephone.    You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.investorvote.com/UBOH and log in using the 15-digit control number provided on your Notice Regarding the Availability of Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site. Alternatively, if you prefer to wait for a paper copy of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to submit your proxy. A copy of this proxy statement and a proxy card will be mailed to you on or about March 17, 2017 and March 23, 2017, respectively.

When you submit your proxy by telephone, you will be required to enter your 15-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.

Submit Your Proxy By Internet.    You may also submit your proxy by the Internet. The Notice Regarding the Availability of Proxy Materials indicates the website you may access for Internet proxy submission using the 15-digit control number included in the notice. You may submit your proxy by the Internet 24 hours a day. As with telephone proxy submission, you will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the Internet proxy submission instructions in the Notice Regarding the Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and Internet access charges if you submit your proxy by the Internet.

Submit Your Proxy By Mail.    You will receive this proxy statement and a proxy card by mail approximately ten days after the Notice Regarding Availability of Proxy Materials. If you are a holder of record, you can submit your proxy by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you hold your shares in street name, you can submit your voting instructions by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

Vote at the Meeting.    Submitting a proxy now will not limit your right to change your vote at the meeting, prior to the vote, if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the meeting in person.

All shares for which proxies have been properly submitted and not revoked will be voted as you have directed at the meeting. If you sign and return your proxy card without voting instructions for a proposal, your shares will be voted as the Board of Directors recommends for that proposal.

Revocation of Proxies.    You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our corporate secretary at the meeting; (2) submit a timely later-dated proxy or voting instruction form if you hold shares in street name; (3) provide timely subsequent telephone or Internet voting instructions; or (4) vote in person at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.  Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholders identified in the following table are deemed to be beneficial owners of 5% or more of the common stock of United Bancshares as of December 31, 2016.  The Corporation is not aware of any other shareholder beneficially owning 5% or more of the Corporation’s common stock.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class
Common	Joe S. Edwards, Jr. 2626 Shoreline Drive Lima, Ohio 45805	185,101(1)	5.67
Common	Tontine Financial Partners, L.P., 1 Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830	321,875(2)	9.82
Common	United Bancshares, Inc. Restated Employee Stock Ownership Plan, 100 South High Street Columbus Grove, Ohio 45830	337,204 (3)	10.32

(1) Information is based on a Schedule 13G filed by Mr. Edwards on January 27, 2017 reporting that Mr. Edwards is deemed to be the beneficial owner of in excess of 5% of the outstanding common shares.

(2) Information is based on an amendment to Schedule 13G filed by Tontine Financial Partners, L.P. on February 10, 2017 reporting that it is deemed to be the beneficial owner of in excess of 5% of the outstanding common shares. Tontine Financial Partners, L.P. reported that it has shared voting power with respect to 321,875 common shares along with Tontine Management, L.L.C. and Jeffrey L. Gendell.

(3) The information regarding beneficial ownership of shares held in Trust for the benefit of the United Bancshares, Inc. Restated Employee Stock Ownership Plan (“ESOP”) is reported in a Schedule 13G filed with the SEC on February 22, 2017, by the ESOP. As of the record date, 321,793 shares have been allocated to the accounts of participating employees and 15,411 shares were unallocated. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the same proportion as shares for which the trustees have received timely voting instructions. The Trustees disclaim beneficial ownership of the shares attributed to the Trustees in their capacity as Trustees of the ESOP.

The following table sets forth, as of March 7, 2017, the ownership of common stock by management of United Bancshares, including: (i) the common stock beneficially owned by each director, nominee for director and executive officer of United Bancshares; and (ii) the common stock beneficially owned by all officers, directors and nominees as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission (the “SEC”) is to be aggregated with that of the director or officer whose share ownership is shown.

-

Name	Position	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Outstanding(1)
Robert L. Benroth	Director	8,000	(2)	0.24%
Daniel J. Lucke	Chief Financial Officer	1,404	(3)	0.04%
Heather M. Oatman	Secretary	12,242	(4)	0.37%
James N. Reynolds	Director, Chairman	62,383	(5)	1.91%
H. Edward Rigel	Director	30,325	(6)	0.93%
David P. Roach	Director	5,497		0.17%
Daniel W. Schutt	Director, Vice Chairman	22,150	(7)	0.68%
R. Steven Unverferth	Director	3,569		0.11%
Brian D. Young	Director, President and CEO	26,039	(8)	0.80%
All directors, nominees and officers as a group (9 persons)		171,609		5.25%

(1)

Reflects percentage ownership of the respective individuals based on __________ common shares outstanding on March 7, 2017.

(2)

Includes (a) 3,000 shares held jointly with Mr. Benroth’s brother; and (b) 5,000 shares held in a trust.

(3)

Includes (a) 692 shares allocated to Mr. Lucke under the Corporation’s Employee Stock Ownership Plan; and (b) 712 shares owned jointly with Mr. Lucke’s spouse.

(4)

Includes 11,963 shares allocated to Ms. Oatman under the Corporation’s Employee Stock Ownership Plan.

(5)

Includes (a) 37,790 shares owned by Mr. Reynolds’ spouse; and (b) 1,623 shares allocated to Mr. Reynolds under the Corporation’s Employee Stock Ownership Plan.

(6)

Includes 15,135 shares held in a trust of which Mr. Rigel is a co-trustee.

(7)

Includes 20,769 shares owned by Mr. Schutt through his IRA.

(8)

Includes (a) 21,892 shares allocated to Mr. Young under the Corporation’s Employee Stock Ownership Plan; and (b) 1,045 shares owned by Mr. Young’s minor children.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The incumbent directors of United Bancshares, totaling seven, are nominated to be elected as directors and to serve until the next annual meeting. The following table sets forth information concerning the nominees for directors of United Bancshares:

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since(2)
Robert L. Benroth	54	Putnam County Auditor and Chief Financial Officer	Director	2003	2001
James N. Reynolds	79	Retired banker; Chairman of United Bancshares	Director and Chairman	2000	1966
H. Edward Rigel	74	Farmer, Rigel Farms, Inc.	Director	2000	1979
David P. Roach	66	Vice-President and General Manager for First Family Broadcasting of Ohio (3)	Director	2001	1997
Daniel W. Schutt	69	Retired Banker(4)	Director and Vice Chairman	2005	2005
R. Steven Unverferth	64	Chairman, Unverferth Manufacturing Corporation, Inc.	Director	2005	1993
Brian D. Young	50	President and Chief Executive Officer of United Bancshares(5)	Director, President and CEO	2012	2008

(1)

Except as otherwise indicated in this Proxy Statement, each nominee has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Indicates year first elected or appointed to the Board of Directors of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)

Mr. Roach previously served as a Manager at Maverick Media Radio Stations of Ohio.

(4)

Mr. Schutt previously served as President and Chief Executive Officer of United Bancshares from January 2005 to July 2012.  Mr. Schutt is now retired.  Mr. Schutt has served as Vice Chairman of United Bancshares since April of 2015.

(5)

Mr. Young is the current President and Chief Executive Officer of United Bancshares and has served in such capacity since August 2012. Prior to his most recent appointment, Mr. Young served as the Chief Financial Officer (since 2001), the Treasurer (since 2002), and Executive Vice President (since 2005) of United Bancshares.

The Board of Directors has set the size of the Board at seven directors.  In the future, should the Board of Directors determine that additional new members would be beneficial to the Corporation, it will take action to increase the size of the Board and work with the Nominating Committee to find suitable candidates for placement on the Board.

The Board of Directors recommends that shareholders vote FOR the election of the nominees.  Shares as to which authority to vote is withheld, abstentions and broker non-votes that are present in person or by proxy will not be counted and will have no effect on the outcome of the election.  The directors are elected by a plurality of the votes cast.  As such, the seven nominees receiving the highest number of votes will be elected as directors.

Please see the narrative under the heading “Director and Nominee Qualifications” beginning on page 9 of this Proxy Statement for discussion of the qualifications of each director nominee.

Proxies will be voted FOR the election of each of the nine nominees unless you indicate on the proxy card or voting instructions that you vote AGAINST or ABSTAIN from voting with respect to, any or all of the nominees. The telephone and Internet proxy submission procedures will include instructions on how to abstain from voting with respect to any or all nominees. We expect that each nominee will be able to serve if elected as a director.  If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.

PROPOSAL NUMBER 2:  AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK

On February 21, 2017, the Corporation’s Board approved an amendment to Article IV of the Amended and Restated Articles of Incorporation of the Corporation (the “Articles”), and approved its submission to the shareholders for their approval at the Annual Meeting. The proposed amendment to the Articles authorizes 750,000 shares of a new class of preferred stock (the “Preferred Stock”). The full text of the proposed amendment to Article IV of the Articles is set forth in Appendix A to this Proxy Statement.

The Corporation currently has one authorized class of capital stock, its shares of common stock (“Common Stock”), which has no par value per share. The Board believes that it is advisable to increase the Corporation’s authorized capital to include a class of Preferred Stock in order to increase the Corporation’s flexibility to engage in preferred stock financing or to enter into arrangements that provide for the potential issuance of such Preferred Stock in the future. The Corporation wishes to be in a position to take advantage of any opportunities that might present themselves to the Corporation, and such opportunities could arise at any time. The availability of shares of Preferred Stock will afford the Corporation greater flexibility in acting upon opportunities and transactions, including strategic acquisitions, if any, which may arise.

 Section 1701.69 of the Ohio Revised Code permits the authorization of a class of preferred stock pursuant to which the Board can designate and issue shares in one or more series and can specify, subject to certain limitations, the relative rights and preferences of any series so designated. Many publicly traded community banks have such a class of authorized preferred stock. The new class of Preferred Stock, if approved, will be issuable in one or more series with such relative rights and preferences (including voting rights, if any) as are specified by the Board at the time of designation or issuance, without further action on the part of the Corporation’s shareholders. Future issuances of shares of the Preferred Stock could have the effect of making it more difficult for a person to acquire control of the Corporation and remove management. At this time, there are no current specific plans, understandings or arrangements for the use of the Preferred Stock.

The affirmative vote of holders of a two-thirds majority of shares entitled to vote at the Annual Meeting is required to approve the proposed amendment to Article IV of the Corporation’s Articles. If the amendment is not approved by the shareholders, the Corporation’s Articles, which do not contain a class of preferred stock, will continue in effect. The proposed amendment, if adopted by the required two-thirds majority vote of the shareholders, will become effective on the date on which the Certificate of Amendment to the Articles is filed with the Secretary of State of Ohio. Proxies will be voted in favor of the following resolution unless otherwise instructed by the shareholders. The Board of Directors recommends that shareholders vote FOR the adoption of the resolution. The resolution states:

“RESOLVED, that Article IV of the Amended and Restated Articles of Incorporation of United Bancshares, Inc., be amended by deleting the current Article IV and replacing it with the form of Article IV set forth in Appendix A to the Proxy Statement dated March 17, 2017.”

PROPOSAL NUMBER 3: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Corporation has selected CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm to perform the audit of the Corporation’s financial statements for the fiscal year ending December 31, 2017.  CliftonLarsonAllen LLP was the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2016 and has served the Corporation in that role since 2000.

Representatives from CliftonLarsonAllen LLP are expected to attend the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm.  Although ratification of the appointment is not required by law, the Corporation’s Regulations, the Board of Directors’ by-laws or otherwise, the Board is submitting the selection of CliftonLarsonAllen LLP to our shareholders for ratification as a matter of good corporate practice.  Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our shareholders.

It is intended that the common shares represented by the accompanying proxy card will be voted for the resolution ratifying the appointment of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm, unless contrary instructions are indicated as provided on the proxy card.  If you do not wish your shares to be voted for the resolution, please so indicate on the proxy card.  The Board of Directors recommends that the shareholders vote FOR the adoption of the following resolution.  The resolution states:

“RESOLVED, that action by the Audit Committee appointing CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Corporation and its subsidiaries for the fiscal year ending December 31, 2017 is hereby ratified, confirmed and approved.”

Proxies received by the Corporation and not revoked prior to the Annual Meeting will be voted in favor of ratification of the appointment of CliftonLarsonAllen LLP unless otherwise instructed by the shareholder.  Shares as to which authority to vote is withheld or abstained will not be counted and will have no effect on the outcome of the vote. The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to ratify the appointment of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies each of the current directors and executive officers of United Bancshares.

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since (2)
Robert L. Benroth	54	Putnam County Auditor and Chief Financial Officer	Director	2003	2001
Daniel J. Lucke	47	Chief Financial Officer of United Bancshares(3)	Chief Financial Officer	N/A	N/A
Heather M. Oatman	44	Secretary of United Bancshares(4)	Secretary	N/A	N/A
James N. Reynolds	79	Retired Banker; Chairman of United Bancshares	Director and Chairman	2000	1966
H. Edward Rigel	74	Farmer, Rigel Farms, Inc.	Director	2000	1979
David P. Roach	66	Vice-President and General Manager for First Family Broadcasting of Ohio(5)	Director	2001	1997
Daniel W. Schutt	69	Retired Banker(6)	Director and Vice Chairman	2005	2005
R. Steven Unverferth	64	Chairman of Unverferth Manufacturing Corporation, Inc.	Director	2005	1993
Brian D. Young	50	President and Chief Executive Officer of United Bancshares(7)	Director, President and CEO	2012	2008

(1)

Except as otherwise indicated in this Proxy Statement, each director and officer has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Indicates year first elected or appointed to the Board of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)

Mr. Lucke was previously the Controller for a wholesale distribution company from June 2011 until joining The Union Bank Company, a subsidiary of United Bancshares in June 2015 as the Controller. Mr. Lucke served as interim Chief Financial Officer from April 1, 2016 to June 20, 2016 at which time he was promoted to the Chief Financial Officer.

(4)    Ms. Oatman has served as the Secretary of United Bancshares since April 2008 and as the Human Resources Manager for The Union Bank Company since 1996.

(5)

Mr. Roach previously served as a Manager at Maverick Media Radio Stations of Ohio.

(6)

Mr. Schutt previously served as President and Chief Executive Officer of United Bancshares from January 2005 to July 2012.  Mr. Schutt is now retired.

(7)

Mr. Young is the current President and Chief Executive Officer of United Bancshares and has served in such capacity since August 2012.  Prior to his most recent appointment, Mr. Young served as the Chief Financial Officer (since 2001), the Treasurer (since 2002), and Executive Vice President (since 2005) of United Bancshares.

Director and Nominee Qualifications

The Nominating Committee of our Board of Directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the Board of Directors with respect to such candidates. The Board has not adopted a policy with respect to minimum qualifications for directors, rather the Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.  It is a policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders.  The committee, in making its nominations, considers all relevant qualifications of candidates for board membership, including, among other things, factors such as an individual’s business experience, industry knowledge and experience, financial background, breadth of knowledge about issues affecting the Corporation, public company experience, bank and other regulatory experience, diversity, current employment and other board memberships, and whether the candidate will be independent under the listing standards of the NASDAQ Global Select Market.  In some cases, the Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. In the case of incumbent directors whose terms of office are set to expire, the committee also reviews such director’s overall service to the Corporation during his or her term and any relationships and transactions that might impair such director’s independence.

While the Corporation does not have a formal diversity policy for Board membership, the Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  The Nominating Committee considers, among other factors, diversity with respect to viewpoint, skills, experience and community involvement in its evaluation of candidates for Board membership.  Such diversity considerations are discussed by the Nominating Committee in connection with the general qualifications of each potential nominee.

Robert L. Benroth is a current director of United Bancshares and The Union Bank Company.  He currently serves as Auditor and Chief Financial Officer for Putnam County.  Mr. Benroth joined the Board of The Union Bank Company in 2001 and the Board of United Bancshares in 2003.  He serves as Chairman of the Audit Committee, and is a member of the Nominating Committee and the Employee Stock Purchase Plan Committee.  Mr. Benroth is a past member of the Accountancy Board of Ohio.

Mr. Benroth brings to the Board a breadth of relevant experience in accounting and financial matters and serves as the Board’s “Audit Committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.  Further, Mr. Benroth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

James N. Reynolds is currently a director and Chairman of United Bancshares and a director of The Union Bank Company.  Mr. Reynolds formerly served as Chief Executive Officer of the Bank of Leipsic, a role he occupied from 1965 until 1998.  He joined the Board of the Bank of Leipsic in 1966 (and, subsequent to the acquisition of the Bank of Leipsic by The Union Bank Company, the Board of The Union Bank Company in 2000) and the Board of United Bancshares in 2000.  Mr. Reynolds also is a member of the Compensation Committee.

Mr. Reynolds provides valuable insights and industry knowledge due to his extensive career in the banking and financial services industries, including over 40 years of executive management experience.  He also brings to the Board an institutional knowledge of The Union Bank Company and United Bancshares due to his extensive tenures on those respective Boards.

H. Edward Rigel is currently a director of United Bancshares and a director of The Union Bank Company.  He joined the Board of the Bank of Leipsic in 1979 (and, subsequent to the acquisition of the Bank of Leipsic by The Union Bank Company, the Board of The Union Bank Company in 2000) and the Board of United Bancshares in 2000.  He is also President of Rigel Farms, Inc., a role that he has occupied since 1979.  Mr. Rigel serves as Chairman of the Nominating Committee and is a member of the Audit Committee.

Mr. Rigel’s executive and management experience have equipped him to contribute to the Board’s oversight of the Corporation’s management and business activities.  He also brings to the Board an institutional knowledge of the Bank of Leipsic, The Union Bank Company and United Bancshares due to his extensive tenures on those respective Boards.

David P. Roach is currently a director of United Bancshares and a director of The Union Bank Company.  He joined the Board of the Citizens Bank of Delphos in 1997 (and, subsequent to the acquisition of the Citizens Bank of Delphos by The Union Bank Company, the Board of The Union Bank Company in 2001) and the Board of United Bancshares in 2001.  He is currently the Vice-President and General Manager for First Family Broadcasting of Ohio.  Mr. Roach is a member of the Compensation Committee and the Nominating Committee.

Mr. Roach’s extensive executive and management experience have equipped him to contribute to the Board’s oversight of management and business activities.  Further, Mr. Roach brings relevant experience and an institutional knowledge of the Corporation developed through his long tenure on the Citizens Bank of Delphos, The Union Bank Company and United Bancshares Boards.

Daniel W. Schutt is currently a director and has served in that capacity for The Union Bank Company and United Bancshares since 2005.  Mr. Schutt has also served as Vice Chairman of United Bancshares since April of 2015.  Mr. Schutt formerly served as President and Chief Executive Officer of United Bancshares from January 2005 until his retirement in July 2012.  He also served as President of The Union Bank Company from January 2005 to March 2010 and as its Chief Executive Officer and Chairman from January 2005 until his retirement from those roles in July 2012.

Mr. Schutt brings valuable insight and industry knowledge to the Board with over 40 years of experience, including over 25 years of experience as an executive, within the banking industry.  During his tenure as past President and Chief Executive Officer, Mr. Schutt has developed unique insights into the business activities of the Corporation and its subsidiaries and provides a wealth of institutional knowledge to the Board.

R. Steven Unverferth is currently a director of United Bancshares and The Union Bank Company.  He is also the current Chairman and former President of Unverferth Manufacturing Corporation, Inc., a large agricultural equipment manufacturer.  Mr. Unverferth became affiliated with the Board of The Union Bank Company in 1993 and joined the Board of United Bancshares in 2005.  Mr. Unverferth serves as the Chairman of the Compensation Committee and is a member of the Audit Committee.

Mr. Unverferth brings to the Board an extensive executive management and agricultural experience which equip him to contribute to the Board’s oversight of the Corporation’s management and business activities.  Further, Mr. Unverferth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

Brian D. Young is currently a director and the President and Chief Executive Officer of United Bancshares and The Union Bank Company.  Mr. Young has been a director of The Union Bank Company since 2008 and of United Bancshares since 2012.  Prior to becoming President and Chief Executive Officer in August 2012, Mr. Young served in a variety of executive roles for United Bancshares including as its Chief Financial Officer since 2001 and Executive Vice President since 2005.

Mr. Young brings to the Board extensive experience in all aspects of the bank operations and management. Having served in numerous roles at The Union Bank Company and United Bancshares over the past 15 years, Mr. Young provides invaluable insight and institutional knowledge and provides the Board information as to the operations of the Corporation and its subsidiaries, identifying near- and long-term challenges and opportunities for the Corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its business, United Bancshares, for itself or through its banking subsidiary, may engage in transactions with the employees, directors and managers of United Bancshares and The Union Bank Company which may include, but not be limited to, loans.  With the exception of certain discounts available to employees which are administered in accordance with Ohio banking law, all banking transactions with directors, employees or managers of United Bancshares, or its subsidiary, are conducted on the same basis and terms as would be provided to any other bank customer.  In addition, each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

To the knowledge of United Bancshares, no director, officer or affiliate of the Corporation, owner of record or beneficially of more than 5% of the Corporation’s common stock, or any associate of any such director, officer, affiliate of the Corporation or security holder, is an adverse party to the Corporation or its subsidiary or has a material interest that is adverse to the Corporation or its subsidiary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires United Bancshares’ officers and directors and persons who own more than 10% of a registered class of the Corporation’s equity securities to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% shareholders are required to furnish United Bancshares with copies of all Section 16(a) forms they file. During 2016, Daniel J. Lucke inadvertently missed the deadline to file the initial disclosure filing on Form 3 (an initial statement of beneficial ownership). However, the initial statement of beneficial ownership was promptly disclosed by virtue of the filing of the Form 3 with the SEC upon discovery of this error. Based solely on the Corporation’s review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements, and with the exception noted above, the officers, directors and greater than 10% beneficial owners of United Bancshares have complied with all applicable filing requirements during the calendar year 2016.

CORPORATE GOVERNANCE

Board of Directors Meetings

The Board of Directors met 15 times during the fiscal year ended December 31, 2016.  The directorate as a whole attended all of the Board meetings.  United Bancshares encourages its directors to attend its Annual Meetings of Shareholders, and all directors attended the 2016 Annual Meeting of Shareholders.  Directors receive up to $10,500 annual compensation for their service on the Board of Directors of United Bancshares.  Additionally, the Chairman of the Board receives $5,750, the Chairman of the Audit Committee receives $2,875, the Chairman of the Nominating Committee receives $600 and the Chairman of the Compensation Committee receives $600 for their service in these positions.  Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.  All of the directors of United Bancshares also serve as directors of United Bancshares’ depository subsidiary, The Union Bank Company.  Each of the outside directors receives additional compensation for their services as a director of a subsidiary.

Board Leadership Structure and Risk Oversight

The Chairman of the Board is a director and presides at meetings of the Board.  The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors.  Currently, the offices of Chairman of the Board and Chief Executive Officer are separated.  Such separation enables the Chairman to devote his time to managing the Board and the Chief Executive Officer to focus on the operations of the Corporation.  The Corporation has no fixed policy with respect to separation of the offices of the Chairman of the Board and Chief Executive Officer, and the Board believes it is in the best interests of the Corporation and its shareholders to review the leadership structure from time to time.

The Board of Directors is responsible for consideration and oversight of risks facing the Corporation, and is responsible for ensuring that material risks are identified and managed appropriately.  Several oversight functions are delegated to committees of the Board with such committees regularly reporting to the full Board the results of their respective oversight activities.  As part of this process, the Board reviews management’s risk-assessment process and periodically reviews the most important enterprise risks to ensure that compensation programs do not encourage excessive risk-taking.  Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or a Board committee.

Board of Directors Independence

Each year, the Board of Directors reviews the relationships that each director has with the Corporation and with other parties.  Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Stock Market, LLC (“NASDAQ”) Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors.  The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members.  These factors include its members’ current and historic relationships with the Corporation and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Corporation; and the relationships between the Corporation and other companies of which the Corporation’s Board members are directors or executive officers.  After evaluating these factors, the Board of Directors has determined that all of the directors, with the exception of Daniel W. Schutt and Brian D. Young, are independent directors of the Corporation within the meaning of applicable NASDAQ Rules.

Independent members of the Board of Directors of the Corporation meet in executive session without management present, and are scheduled to do so at least two times per year.  The Board of Directors has designated James N. Reynolds as the presiding director for these meetings.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairman of standing committees of the Board of Directors by writing directly to those individuals at the following address: 100 South High Street, Columbus Grove, Ohio 45830.  The Corporation’s general policy is to forward, and not to intentionally screen, any mail received at the Corporation’s corporate office that is sent directly to an individual.

Code of Ethics

The Board of Directors has adopted a Code of Ethics which is applicable to the Chief Executive Officer, Chief Financial Officer and all other senior financial officers.  The Code of Ethics is periodically reviewed and updated by the Board of Directors, as necessary.  A copy of the Code of Ethics may be found on the Corporation’s website at http://ir.theubank.com.  In addition, the Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors.

COMMITTEES OF THE BOARD OF DIRECTORS

Nominating Committee

The Corporation has a Nominating Committee, the members of which are H. Edward Rigel (Chairman), Robert L. Benroth, and David P. Roach.  Each member of the Nominating Committee is independent within the meaning of applicable NASDAQ Rules.  The Nominating Committee, which was formed in 2003, is responsible for reviewing the qualifications of potential candidates for the Board of Directors, including those potential candidates submitted by shareholders. In addition, the Nominating Committee recommends to the Board of Directors candidates for election as directors at the Annual Meeting of Shareholders and candidates to fill vacancies on the Board of Directors.  United Bancshares does not have a formal policy regarding consideration of such recommendations; however, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by the Board of Directors are evaluated, as described below.  Shareholders may send director nomination recommendations to the Secretary of the Corporation at 100 South High Street, Columbus Grove, Ohio 45830.  The Nominating Committee met a total of one time during the fiscal year ended December 31, 2016.  The Nominating Committee has adopted a written charter which may be found on the Corporation’s website at http://ir.theubank.com.

It is the policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders.  The Nominating Committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Corporation during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Corporation during the applicable time period; and (2) in the case of new director candidates, the Nominating Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors.  The Nominating Committee may conduct an interview of a possible candidate and then meet to discuss and consider such candidate’s qualifications, including whether the nominee is independent for purposes of the NASDAQ Rules.  It then selects a candidate for recommendation to the Board of Directors by majority vote.  In seeking potential nominees, the Nominating Committee uses its network of contacts and those who have expressed interest to compile a list of potential candidates.  To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.  The Nominating Committee meets as many times as necessary to determine the nominees for the Board of Directors for the next Annual Meeting.

Compensation Committee

United Bancshares has a Compensation Committee, the members of which are David P. Roach, James N. Reynolds and R. Steven Unverferth (Chairman).  Each member of the Compensation Committee is independent within the meaning of applicable NASDAQ Rules and all are non-employee directors within the meaning of Section 162 of the Internal Revenue Code and Rule 16b-3 under the Exchange Act.  In determining the independence of Compensation Committee members, the Board of Directors considers the source and amount of compensation received by the members and whether the member is affiliated with the Corporation or its subsidiary. The Compensation Committee is responsible for reviewing the compensation, performance and retention related issues with respect to the executive officers of United Bancshares.  A written charter for the Compensation Committee was adopted on February 18, 2014, as required by NASDAQ Rule 5605(d)(1). In 2016, the Compensation Committee met six times.

The Compensation Committee of the Board of Directors is responsible for developing recommendations with respect to the compensation to be paid to the Corporation’s executive officers and for the performance review of the Chief Executive Officer as well as developing the executive compensation principles, policies and programs for all of our executive officers.  In establishing the final compensation for the named executive officers, the Compensation Committee proposes the compensation amounts to the Board of Directors, which makes any necessary changes to the compensation and gives final approval of the compensation.

Audit Committee

The Corporation has an Audit Committee, the members of which are R. Steven Unverferth, H. Edward Rigel and Robert L. Benroth (Chairman).  The Audit Committee was created and a written charter for the Audit Committee was adopted on August 8, 2000, and amended on February 15, 2005.  All of the members of the Audit Committee are (i) independent directors as defined in NASDAQ Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A(m)(3) of the Securities Exchange Act of 1934; and (iii) have not participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years.  The Board of Directors has determined that Robert L. Benroth is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.  The Audit Committee has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence with management.  The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Corporation provided to the SEC, the Corporation’s shareholders and to the general public; (ii) the Corporation’s internal financial and accounting controls and processes; and (iii) the independent audit process.  The Audit Committee met a total of five times during the fiscal year ended December 31, 2016.  A copy of the Audit Committee Charter may be found on the Corporation’s website at http://ir.theubank.com.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed our audited financial statements for 2016 with our management: (ii) discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16 “Communication with Audit Committees”, (iii) received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence; and (iv) has discussed with our independent registered public accounting firm its independence.  Based on the review and discussions with management and our independent registered public accounting firm referred to above, the Audit Committee recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2016, and filed with the Securities and Exchange Commission.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Engagement of Independent Compensation Consultant

The Compensation Committee has the sole authority to engage the services of any compensation consultant or advisor. In 2016, the Compensation Committee engaged Cowden Associates, Inc. (“Cowden”) to provide consulting services surrounding executive compensation programs and policies.  Cowden is an independent third-party consulting group that focuses on providing compensation consulting to various financial institutions and community banks throughout the country.  Cowden was hired directly by the Compensation Committee and does not provide any additional services to the Corporation or its subsidiaries besides consulting services.  The Compensation Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934 and determined that Cowden’s work does not raise a conflict of interest. The scope of the initial consulting engagement for Cowden includes performing services regarding the adoption of the 2016 Stock Option Plan.  Cowden will work with the Compensation Committee to assist in determining the amount of awards, including preparation of individual award agreements, estimation of potential benefits, estimated expenses, and related communication.

Summary Compensation Table

The following table sets forth the compensation paid by United Bancshares on a consolidated basis to its Principal Executive Officer, its Principal Financial Officer and its most highly compensated executives (the “named executive officers”).  There were no other named executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2016.

Name and Principal Position	Year	Salary($) (i)	Bonus($) (ii)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(iii)	All Other Compensation($) (iv)	Total ($)
Brian D. Young,(2) President and Chief Executive Officer of United Bancshares	2016 2015 2014	299,425 299,260 280,063	45,000 30,000 28,500	25,320 N/A N/A	N/A N/A N/A	30,201 21,504 19,138	23,850(3) 23,850(4) 23,400 (5)	423,796 374,614 351,101
Anthony M.V. Eramo(6) Former Chief Financial Officer of United Bancshares	2016 2015	52,673 92,885(7)	13,000 100	N/A N/A	N/A N/A	N/A N/A	5,910(8) 38,238(9)	71,583 131,223
Heather M. Oatman, Secretary of United Bancshares	2016 2015 2014	121,750 122,720 116,527	18,100 11,600 11,600	6,176 N/A N/A	N/A N/A N/A	2,923 1,831 1,651	12,586(10) 12,089(11) 11,532 (12)	161,535 148,240 141,310
Daniel J. Lucke(13) Chief Financial Officer of United Bancshares	2016 2015	110,077 55,538	4,026 12,018	5,750 N/A	N/A N/A	N/A N/A	10,269(14) 5,217(15)	130,122 72,773

(1)

Amounts reflect the grant date fair value of stock options. See Note 20 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 regarding assumptions underlying valuation of equity awards.

(2)

Mr. Young became President and Chief Executive of United Bancshares on August 1, 2012.  Prior to that date, Mr. Young served as the

Chief Financial Officer, Executive Vice President and Treasurer of United Bancshares.

(3)

Includes $7,950 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2016, and $15,900 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(4)

Includes $7,950 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2015, and $15,900 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(5)

Includes $7,800 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2014, and $15,600 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(6)

Mr. Eramo served as Chief Financial Officer of United Bancshares from September 5, 2015 until March 31, 2016.

(7)

Includes $31,730 earned by Mr. Eramo as Senior Vice President of Strategic Initiatives and $61,155, representing the pro-rata amount of Mr. Eramo’ s salary as Chief Financial Officer.

(8)

Includes $1,970 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2016, and $3,940 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(9)

Includes (a) $2,790 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2015; (b) $5,060 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan; and (c) $30,388 in consulting fees pursuant to a consultant agreement between Mr. Eramo and The Union Bank Company for consulting services provided by Mr. Eramo prior to joining the company as Senior Vice President in June 2015 and his subsequent appointment as Chief Financial Officer.

(10)

Includes $4,195 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2016, and $8,391 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(11)

Includes $4,030 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2015, and $8,059 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(12)

Includes $3,844 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2014, and $7,688 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(13)

Mr. Lucke became Chief Financial Officer of United Bancshares on June 21, 2016.  From June 4, 2015 to June 20, 2016 Mr. Lucke was Controller of The Union Bank Company, and from April 1, 2016 to June 20, 2016 Mr. Lucke also served as interim Chief Financial Officer.

(14)

Includes $3,423 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2016, and $6,846 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(15)

Includes $2,027 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2015, and $3,190 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

The total compensation package of named executive officers of the Corporation includes (i) base salary, (ii) discretionary annual cash bonuses, (iii) stock option awards, (iv) deferred compensation, and (v) other compensation, which includes discretionary and matching contributions to the Corporation’s Employee Stock Ownership Plan for the executives’ benefit and the Salary Continuation Agreements.  Named executive officers also receive other employee benefits generally available to all employees of the Corporation, including participation in medical plans and the Employee Stock Purchase Plan.

The Corporation has accrued $114,617 through December 31, 2016 related to Mr. Young’s Amended and Restated Salary Continuation Agreement.  Such amounts have not been funded and Mr. Young is fully vested in such amounts.

Mr. Young is employed pursuant to an Agreement dated July 18, 2006, which does not have an ending date.  It also does not set a base salary, but provides for certain termination payments described in the “Potential Payments on Termination or Change in Control” section below.  Mr. Lucke and Ms. Oatman are not employed pursuant to employment agreements with the Corporation.

At the April 2016 Annual Meeting, the Corporation held its “say-on-pay” advisory shareholder vote on the compensation of the Corporation’s named executive officers.  The Corporation’s proposal regarding the “say-on-

pay” vote had broad support among its shareholders.  The 2016 “say-on-pay” vote results were 92.2% in favor.   At the “say-when-on-pay” advisory vote in April 2013, the Corporation’s shareholders voted to hold an advisory shareholder vote on the compensation of its named executive officers once every three years. The next advisory shareholder vote regarding “say-on-pay” and “say-when-on-pay” will occur in 2019.

Terms of Stock Option Awards. All of the stock option awards listed in the above table vest annually in three equal installments over a three-year period beginning on the first anniversary of the grant date, provided, however, that the respective grantee remains employed through the applicable vesting date. Upon a change of control of the Company as defined in the 2016 Stock Option Plan, 100% of the unvested options will vest if at any time during the three months prior to the effective date of any change of control to the first anniversary of such change of control: (a) the grantee’s employment is terminated for any reason other than cause, or (b) the grantee terminates employment voluntarily for good reason.

The following table summarizes, as of the end of fiscal year 2016 for each of the named executive officers, information concerning unexercised options.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Brian D. Young	-	12,115	$19.32	11/15/26
Daniel J. Lucke	-	2,751	$19.32	11/15/26
Heather M. Oatman	-	2,955	$19.32	11/15/26
Anthony M.V. Eramo	-	-	N/A	N/A

Defined Benefit Plan Disclosure

Executive Supplemental Income Plan

The following table contains information related to our named executive officers’ participation in our non-qualified deferred compensation plan for the fiscal year ended December 31, 2016.

Non-Qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Brian D. Young, President and Chief Executive Officer of United Bancshares	N/A	30,201	N/A	N/A	114,617
Heather M. Oatman, Secretary of United Bancshares	N/A	2,923	N/A	N/A	15,887
(1) Such amounts have been expensed and are reflected as an accrued liability by the Corporation, but have not been funded.

The Union Bank Company sponsors supplemental income plans.  These nonqualified retirement plans benefit certain individuals designated by the Board of Directors of The Union Bank Company.  The supplemental income plans provide eligible individuals with supplemental retirement benefits, the amount of which is based upon the individual’s years of service with The Union Bank Company.  Currently, Mr. Young and Ms. Oatman are among those individuals who participate in the plans.  The formula by which benefits are determined is based upon age, years of service, age at retirement and actuarially determined variables.  Under Mr. Young’s plan, his retirement benefit, if he retires at age 60, will be a lump sum distribution of approximately $529,000.  Under Ms. Oatman’s plan, her retirement benefit, if she retires at age 65, will be a lump sum distribution of approximately $144,000.  The current accrued values of the named executive’s plans are $114,617 and $15,887 for Mr. Young and Ms. Oatman, respectively.

Benefits under the supplemental income plan become payable when the designated individual’s employment terminates with The Union Bank Company due to normal retirement, early retirement, death or disability.

Potential Payments upon Termination or Change in Control

The Chief Executive Officer’s Employment Agreement, Amended and Restated Salary Continuation Agreement and Change in Control Agreement, and Secretary’s Salary Continuation Agreement provide for payments and/or vesting of benefits under certain circumstances in connection with termination of employment and a change in control.  The triggering events for payments and vesting of benefits in the various agreements and plans are relatively common for agreements and plans of this nature, and are designed to provide for fair treatment of the participants under the various circumstances and to reasonably reward the participants for their loyalty and commitment to the Corporation.  The following section describes the potential payments and other benefits that would have been received by each named executive if there had been a change in control or other termination of their employment with the Corporation on the last day of 2016.

While the definition of change in control varies among our various agreements and plans, in general a “change in control” means a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation.

The 2016 Stock Option Plan contains a double-trigger change of control clause that accelerates vesting upon a change of control as follows: the period beginning three months prior to the effective date of any change of control of the Company and ending on the first anniversary of such a change of control, one hundred percent of the stock options granted which have been outstanding for at least six months shall vest and be exercisable by the holder in the event that (a) the holder’s status as an employee is involuntarily terminated by the Company for any reason other than cause, or (b) the holder voluntarily terminates his status as an employee as the result of a material reduction in the option holder’s duties, title, or compensation from the Company.  Thus, if there was a change in control on December 31, 2016 and the named executive officers were terminated or experienced material reductions in their duties, all of the ownership incentives held by the named executive officers for longer than six months would vest. As of December 31, 2016, no such awards would vest upon a change in control.

Brian D. Young

Under the terms of Mr. Young’s employment agreement, if a change in control were to have occurred at the end of 2016, Mr. Young would have been entitled to the lesser of $759,625 (2.5 times his base salary as the date of the change of control), or one dollar less than the largest amount that could be paid to him without the payment qualifying as a “parachute payment” under Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended.  The Corporation would have had to make the payment within 15 days of the change in control.  The Corporation would also have to pay the premiums for Mr. Young’s COBRA insurance for one year following the termination.

Also, in the event that Mr. Young’s employment was terminated in connection with the change in control, he also would be entitled to the entire amount accrued under his Salary Continuation Agreement, or $114,617 to be paid within 90 days from the change in control.

In the event that Mr. Young was terminated without cause, or resigned due to (a) a material diminution of his duties, responsibilities, compensation or benefits, (b) a reduction in his base salary, (c) a required relocation of more than 20 miles from Columbus Grove, Ohio, or (d) a disagreement as to the strategic plan of the Corporation, Mr. Young would be entitled to the same benefits as if a change in control happened.  In addition, in such event, Mr. Young would have been entitled to a payment of $114,617 (the amount accrued under the Salary Continuation Agreement).

In the event that Mr. Young was terminated for cause, Mr. Young would be entitled to payment of his base salary through the end of his employment, and no further payments.

In the event that Mr. Young voluntarily resigned other than for the reasons listed above, or was disabled at the end of 2016, he would be entitled to payment of his base salary through the end of his employment, and would be entitled to a payment of $114,617 (the amount accrued under the Salary Continuation Agreement).

In the event that Mr. Young’s employment with the Corporation terminated due to death at the end of 2016, his beneficiaries would be entitled to the payment of his base salary through the end of his employment, and would be entitled to a payment of approximately $529,000.

 Heather M. Oatman

Under the terms of Ms. Oatman’s Salary Continuation Agreement, in the event that Ms. Oatman’s employment was terminated in connection with a change in control of the Corporation in 2016, she would be entitled to the entire amount accrued under the Salary Continuation Agreement, or $15,887 to be paid within 90 days from the change in control.

In the event that Ms. Oatman was terminated for cause, Ms. Oatman would be entitled to payment of her base salary through the end of her employment, and no further payments.

In the event that Ms. Oatman voluntarily resigned other than for the reasons listed above, or was disabled at the end of 2016, she would be entitled to payment of her base salary through the end of her employment, and she would be entitled to a payment of $15,887 (the amount accrued under the Salary Continuation Agreement).

In the event that Ms. Oatman’s employment with the Corporation terminated due to death at the end of 2016, her beneficiaries would be entitled to the payment of her base salary through the end of her employment, and would be entitled to a payment of approximately $144,000.

Compensation of the Directors

The following table contains information concerning the compensation earned in 2016 by the Corporation’s directors.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Robert L. Benroth	23,875 (1)	N/A	N/A	23,875
James N. Reynolds	25,650 (2)	N/A	50,000 (3)	75,650
H. Edward Rigel	20,400 (4)	N/A	N/A	20,400
David P. Roach	20,700 (5)	N/A	N/A	20,700
Daniel W. Schutt	20,500 (6)	N/A	40,000 (7)	60,500
R. Steven Unverferth	21,300 (8)	N/A	N/A	21,300
Brian D. Young (9)	N/A	N/A	N/A	-

(1)

Constitutes $10,500 in compensation for service on the Board of Directors of the Corporation, $2,875 in compensation for service as Chairman of the Audit Committee, $9,600 in compensation for service on the Board of Directors of The Union Bank Company and $900 in compensation for service on the Board Credit Committee of The Union Bank Company.

(2)

Constitutes $10,500 in compensation for service on the Board of Directors of the Corporation, $5,750 in compensation for service as Chairman of the Board, $8,800 in compensation for service on the Board of Directors of The Union Bank Company and $600 in compensation for service on the Board Credit Committee of The Union Bank Company.

(3)

Includes $50,000 in retirement benefits paid in 2016.

(4)

Constitutes $10,500 in compensation for service on the Board of Directors of the Corporation, $8,800 in compensation for service on the Board of Directors of The Union Bank Company, $500 in compensation for service on the Board Credit Committee of The Union Bank Company and $600 in compensation for service as Chairman of the Nominating Committee.

(5)

Constitutes $10,500 in compensation for service on the Board of Directors of the Corporation, $9,600 in compensation for service on the Board of Directors of The Union Bank Company and $600 in compensation for service on the Board Credit Committee of The Union Bank Company.

(6)

Constitutes $10,500 in compensation for service on the Board of Directors of the Corporation and $9,600 in compensation for service on the Board of Directors of The Union Bank Company and $400 in compensation for service on the Board Credit Committee of The Union Bank Company.

(7)

Includes $40,000 benefit distribution paid in 2016.

(8)

Constitutes $10,500 in compensation for service on the Board of Directors of the Corporation, $9,600 in compensation for service on the Board of Directors of The Union Bank Company, $600 in compensation for service on the Board Credit Committee of The Union Bank Company and $600 in compensation for service as Chairman of the Compensation Committee.

(9)

Mr. Young receives no compensation related to his capacity as a director of United Bancshares and The Union Bank Company.

The Corporation’s directors receive up to $10,500 annual compensation for their service on the Board of Directors of United Bancshares and up to $9,600 for their service on the Board of Directors of the Corporation’s wholly owned subsidiary The Union Bank Company. Additionally, the Chairman of the Board receives $5,750, the Chairman of the

Audit Committee receives up to $2,875, the Chairman of the Nominating Committee receives up to $600 and the Chairman of the Compensation Committee receives up to $600 for their service in these positions.  Finally, members of The Union Bank Company’s Board Credit Committee, receive up to $100 per meeting for their service. Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.

As a result of its 2000 acquisition of the Bank of Leipsic (“Leipsic”), The Union Bank Company, the Corporation’s wholly owned subsidiary, has an agreement to provide retirement benefits to Mr. Reynolds, who previously served as the President of Leipsic.  Under the agreement, $50,000 is paid per year until 2021. At December 31, 2016, the net present value (based on the 7% discount rate) of future deferred compensation payments amounted to approximately $211,669.

Under the terms of Mr. Schutt’s Executive Supplemental Income Agreement, he is entitled to a retirement benefit for previously serving as the President and Chief Executive Officer of United Bancshares of $40,000 per year for 15 years. At December 31, 2016, the net present value (based on the 7% discount rate) of future deferred compensation payments amounted to approximately $307,202.

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year is CliftonLarsonAllen LLP, One Seagate Center, Suite 2650, Toledo, Ohio 43604.  A representative of the principal accountant will be present at the Annual Meeting, will have the opportunity to make a statement if he/she desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by CliftonLarsonAllen LLP for professional services rendered for the annual audit of the Corporation’s consolidated financial statements for the 2016 and 2015 fiscal years and the reviews of the consolidated financial statements included in the Corporation’s Quarterly Reports on Form 10-Q were $127,980 in 2016 and $128,039 in 2015.

Audit-Related Fees

The aggregate fees billed by CliftonLarsonAllen LLP for assurance and related services that are reasonably related to the performance of the audit of the Corporation’s financial statements and not reported under “Audit Fees” were $17,000 in 2016 and $16,400 in 2015.  The services for the fees disclosed under this category relate to the audit of the Corporation’s ESOP benefit plan in 2015 and 2016.

Tax Fees

There were no aggregate fees billed by CliftonLarsonAllen LLP for professional services rendered for miscellaneous tax matters in 2016 and 2015.

All Other Fees

There were no other fees of CliftonLarsonAllen LLP not included in “Audit Fee,” “Audit-Related Fees” or “Tax Fees” for the two most recent fiscal years.

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Corporation.  The entire Audit

Committee is responsible for deciding to engage its independent auditor, and determines whether to approve all audit and permitted non-audit services performed by the independent accountants.  As such, no other pre-approval policies or procedures are currently in place. The Audit Committee approved 100% of the audit services performed by CliftonLarsonAllen LLP.  There were no non-audit services provided by CliftonLarsonAllen LLP to the Corporation in 2016 and 2015.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 26, 2017.  The proxy statement and annual report to security holders are available at http://ir.theubank.com.

The proxy statement, annual report to security holders and form of proxy are being made publicly available, free of charge, on the aforementioned website, which will remain available through the conclusion of the Annual Meeting of Shareholders to be held on April 26, 2017 at 10:30 a.m. at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio.  If you need directions to the location of the 2017 Annual Meeting in order to attend the meeting and vote in person, please contact Heather M. Oatman at (419) 659-2141.

SHAREHOLDER PROPOSALS

FOR 2018 ANNUAL MEETING

In order for any shareholder proposal for the 2018 Annual Meeting of Shareholders to be eligible for inclusion in the Corporation’s proxy statement relating to that meeting and to be presented for shareholder action at that meeting, it must be received by the Secretary of the Corporation at 100 South High Street, Columbus Grove, Ohio 45830, prior to November 23, 2017.  The form of proxy distributed by the Corporation with respect to the 2018 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Corporation does not receive notice of that matter at the above address prior to February 6, 2018.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting.  However, if other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Corporation.

By order of the Board of Directors

/s/Brian D. Young

Brian D. Young

President and Chief Executive Officer

APPENDIX A

PROPOSED AMENDMENT TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF UNITED BANCSHARES, INC.

ARTICLE IV

(A)  The maximum number of shares of Common Stock which the Corporation is authorized to have outstanding is Ten Million (10,000,000) shares, all of which shall be without par value.

(B)  The maximum number of Preferred Stock which the Corporation is authorized to have outstanding is Seven-Hundred Fifty Thousand (750,000) shares, all of which shall be without par value.  The Board of Directors is hereby authorized, subject to the limitations prescribed by law or the provisions of this Article IV, by filing articles of amendment pursuant to the applicable laws of the State of Ohio, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series and to fix the designations, powers and preferences and rights of the shares of each such series and qualifications, limitations or restrictions thereof.  The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(i) the number of shares constituting that series and the distinct designation of that series;

(ii) the dividend rate, if any, on such shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends or other distributions on shares of that series;

(iii) whether that series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for the adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v) whether the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, including the date or dates upon or after which they shall be redeemable or exchangeable, and the amount per share payable in case of redemption or exchange, which amount may vary under different conditions and at different redemption or exchange rates;

(vi) whether that series shall have a sinking fund for redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii) any other relative rights, preferences and limitations of that series.

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IMPORTANT ANNUAL MEETING INFORMATION	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE____________SACKPACK___________

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Common Shareholder proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Time on April 26, 2017.

Plan Participant voting instructions submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Time on April 24, 2017.

Vote by Internet
	•	Go to www.investorvote.com/UBOH
	•	Or scan the QR code with your smartphone
	•	Follow the steps outlined on the secure website
Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone phone
•	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  [X]

Annual Meeting Proxy Card 1234 5678 9012 345

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A		Proposals: The Board of Directors recommends a vote FOR all the nominees listed and FOR each of Proposals 2 and 3.

1. Election of Directors:
01- Robert L. Benroth	For Withhold [ ] [ ]	02 - James N. Reynolds	For Withhold [ ] [ ]	03 - H. Edward Rigel	For Withhold [ ] [ ]

04 - David P. Roach	For Withhold [ ] [ ]	05 - Daniel W. Schutt	For Withhold [ ] [ ]	06 - R. Steven Unverferth	For Withhold [ ] [ ]

07 - Brian D. Young	For Withhold [ ] [ ]

	For	Against	Abstain
2. An amendment to the Amended and Restated Articles of Incorporation of United Bancshares, Inc., as amended, to authorize 750,000 shares of Preferred Stock of United Bancshares, Inc.	[ ]	[ ]	[ ]

	For	Against	Abstain
3. Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for United Bancshares, Inc.	[ ]	[ ]	[ ]

4. Transacting such other business as may properly come before the meeting or any adjournment thereof.

B	Non-Voting Items.
Change of Address ▬ Please print your new address below.		Comments ▬ Please print your comments below.	Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures ▬ This section must be completed for your vote to be counted. ▬ Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) Please print date below.	Signature 1 Please keep signature within the box.	Signature 2 Please keep signature within the box.

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▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy -- United Bancshares, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 26, 2017

The undersigned having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 10:30 a.m., April 26, 2017, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders or at any adjournments thereof, such proxies being directed to vote as specified below on the following proposals and, in their discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting.

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.

ALL FORMER PROXIES ARE HEREBY REVOKED

This card also provides voting instructions to the applicable trustees for any shares held in the name of the undersigned in the United Bancshares, Inc. Restated Employee Stock Ownership Plan.  In order to ensure that your employee stock ownership securities are voted as you wish, this proxy must be voted and received by 1:00 a.m., Eastern Time, April 24, 2017.

THIS PROXY SOLICITED BY THE TRUSTEES OF UNITED BANCSHARES, INC.

RESTATED EMPLOYEE STOCK OWNERSHIP PLAN

ALL FORMER PROXIES ARE HEREBY REVOKED

This proxy when properly executed will be voted in the manner directed herein by the undersigned.  If no direction is given, the proxy will be voted FOR all the nominees listed and FOR each of Proposals 2 and 3.

The Board of Directors recommends a vote FOR all the nominees listed and FOR each of Proposals 2 and 3.

Please complete, sign, date and promptly mail this proxy in the enclosed postage paid envelope.